PAREXEL Project #[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT 10.43

WORK ORDER #1

This Work Order #1 (the “Work Order”) is by and between GERON Corporation (“Client”) and PAREXEL International (IRL) Limited (“PAREXEL”).

1.Governing Agreement. This Work Order incorporates the terms and conditions of the Master Services Agreement dated January 30, 2019, as may be amended from time to time, between Client and PAREXEL (the “Agreement”).  Capitalized terms used in this Work Order and not defined herein shall have the same meanings ascribed to them in the Agreement.  If any term in this Work Order conflicts with the Agreement, the Agreement will control except to the extent that this Work Order expressly states that such conflicting term prevails over the Agreement.  To the extent that any Services relate to scientific matters, the Protocol will control the performance of such Services, and will take precedence over all other Study documents for such Services.

2.Term and Termination. This Work Order is made effective as of January 30, 2019 (the “Effective Date”) and shall extend until the completion of all Services hereunder, unless otherwise terminated by either party in accordance with the terms of Article 7 of the Agreement.

3.Study. The “Study” is Client’s Protocol number [*]; entitled:

“A Study to Evaluate Imetelstat in Transfusion-Dependent Subjects with IPSS Low or Intermediate-1 Risk Myelodysplastic Syndrome (MDS) that is Relapsed/Refractory to Erythropoiesis-Stimulating Agent (ESA) Treatment”.

For purposes of this Work Order, wherever the term “Project” is used in the Agreement, it shall be read to mean “Study.”

4.Prior Agreement.  This Work Order once executed will supersede and replace in its entirety the Letter of Agreement dated [*] (the “LOA”) between Client and PAREXEL related to the Study. The parties acknowledge and agree that all Services performed by PAREXEL under the LOA will be governed by the terms and conditions of the Agreement, including this Work Order.

5.Services. This Work Order details the full scope of Services PAREXEL will provide for Client based on the following:

A.Specifications and Assumptions set for in Exhibit A;

B.Tasks and Responsibilities Matrix set forth in Exhibit B;

C.Estimated Timelines set forth in Exhibit C;

D.Scope of Work/CTSL Services set forth in Exhibit D;

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

E.In the event that any Services will be performed at Sites located in the United Kingdom (including but not limited to PAREXEL’s Clinical Pharmacology Unit), then the terms and conditions set forth in Exhibit E shall apply, and

F.Budget and Payment Terms set forth in Exhibit F.

Collectively, Exhibits A through D and F hereto, and any future Exhibits which may be added by amendment, including the addition of a TORO as described in Section 2.6 of the Agreement, are referred to as the “Key Specifications”. For clarity, the parties agree to amend this Work Order to include a TORO upon Client’s request.

6.Designated GERON Representatives.  The following persons are GERON Representatives, as defined in Section 2.2(a) of the Agreement, for purposes of this Work Order:

Title	Name	Telephone Number	Email
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

Pursuant to Section 2.2(a) of the Agreement, Client may change GERON Representatives by written update in its sole discretion.

7.PAREXEL Key Personnel.  The following PAREXEL Key Personnel, as defined in Section 2.5 of the Agreement, are assigned to the Project covered by this Work Order:

Title	Name	Telephone Number	Email
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

Title	Name	Telephone Number	Email
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]

All clinical study monitor assignments for each site will be made prior to the transition visit or site initiation visit (SIV), whichever comes first, and [*] to the fullest extent possible.

Any changes to Key Personnel shall be made pursuant to Section 2.5 of the Agreement.

8.PAREXEL Sub-Processors. The following PAREXEL Sub-Processors, as defined in Attachment E of the Agreement, are assigned to the Project:

•[*]

Any changes to Sub-Processors shall be made pursuant to Sections 7.4 and 7.5 of Attachment E to the Agreement.

9.Project Oversight.  PAREXEL Key Personnel on the project team will meet [*] with GERON Representatives during the term of this Work Order to oversee the performance of the Services hereunder, to foster transparent communication between the parties, ensure quality of performance in alignment with expectations, SOPs and study timelines, Good Clinical Practices, federal regulations and guidelines, and to provide a mechanism for accountability and responsibility in relation to the Project.   The parties shall draft and approve a charter or other governance document describing the operational aspects of joint project oversight, including, without limitation, structure and processes for meetings, a schedule for regular review of monitoring plans, assessment of other key performance metrics, and procedures for escalation and resolution of issues.   The activities of parties at the project level will be directed toward optimizing the parties’ ability to timely conduct the applicable Project, including PAREXEL’s provision of the requisite deliverables in accordance with this Work Order and the Agreement.  Issues which are not resolved at the Project level despite diligent efforts by the parties will be referred to the Executive Committee established under Section 2.5.1 of the Agreement.  In addition, as otherwise may be determined to be necessary by GERON depending on a Project, the Executive Committee may operate at the Project level to oversee specific Project activities under this Work Order.  The structure and function of the Executive Committee at the Project level shall be determined by the parties in view of Project.

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

10.Subcontractors, Client-Designated Vendors and Specialty Vendors:

10.1.As set out in Sections 5.1 through 5.3 of the Agreement, PAREXEL may use Subcontractors, Client-Designated Vendors and Specialty Vendors to perform the Services, as each is defined in the Agreement, and in accordance with the terms thereunder.

10.2.To the extent practicable, PAREXEL will require that Client is designated as a third party beneficiary [*].  PAREXEL will notify Client prior to the commencement of Services by any Subcontractors, Client-Designated Vendors or Specialty Vendors if it is [*] in PAREXEL’s contract with such third party.

10.3.With respect to [*], PAREXEL will provide Client [*] will confirm that such Specialty Vendors are not debarred.  If available, [*] for the prior [*] (or such lesser period as may be available to PAREXEL), [*], if any, for Client’s review. In accordance with Section 5.4 of the Agreement, Client may request the [*] set forth herein.  Subject to the foregoing, the following Specialty Vendors will be used in the Study:

10.4.The following Subcontractors, Client-Designated Vendors and Specialty Vendors will be used in the Study.

Specialty Vendors:

•[*]

•[*]

•[*]

Subcontractors:

•[*]

Client-Designated Vendors:

•[*]

•[*]

•[*]

10.5.It is understood and agreed by the parties that third party vendors that are providing services to PAREXEL that are purely administrative in nature and not unique to the Project are not included in the above categories and are not listed in this Work Order.

11.Data Privacy.  In accordance with the Data Security and Privacy Addendum set forth in Attachment E to the Agreement, the Details of Processing under this Work Order are contained in Exhibit H to this Work Order. In the event of any Security Incident (as defined in Attachment E to the Agreement), notice shall be given to GERON in accordance with the notice provisions of Article 21 of the Agreement, and by email to [*] and [*].

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

12.Budget.  The budget for this Work Order is set out in Exhibit F hereto and is based upon the Key Specifications as provided in Exhibits A-E.  Pursuant to Section 2 of the Agreement, the parties will amend the budget for any changes to such Key Specifications, using the change in scope process described therein.

	Service Fees	Pass-Through Expenses	Investigator Fees	One Time Discount	Totals
Work Order	$[*]	$[*]	$[*]	$[*]	$33,145,124

Exhibits A through F attached hereto more fully describe this Work Order’s Key Specifications, budget and payment terms, and are hereby incorporated in their entirety by reference into this Work Order.

[Signatures on following page]

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

IN WITNESS WHEREOF, the parties have executed this Work Order through their duly authorized representatives effective as of the Effective Date.

GERON Corporation	PAREXEL International (IRL) Limited
By: /s/ Andrew J. Grethlein	By: /s/ Sharon Flynn
Name: Andrew J. Grethlein, Ph.D.	Name: Sharon Flynn
Title: Executive Vice President, Development and Technical Operations	Title: Manager
Date: 30 Jan 2019	Date: 31 Jan 2019 PAREXEL International (IRL) Limited

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

EXHIBIT A
SPECIFICATIONS AND ASSUMPTIONS

{7 pages omitted}

[*]

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

EXHIBIT B
TASKS & RESPONSIBILITIES

{23 pages omitted}

[*]

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

EXHIBIT C
ESTIMATED TIMELINES

[*]

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

EXHIBIT D
Scope of Work/CTSL Services

[*]

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

EXHIBIT E
ADDITIONAL TERMS WITH RESPECT TO SITES LOCATED IN THE UNITED KINGDOM

The parties acknowledge and agree that, notwithstanding anything in the Agreement to the contrary, the terms and conditions set forth below will apply with respect to the Services being performed in the United Kingdom (i.e., as of the Effective Date, the United Kingdom consists of England, Scotland, Wales, and Northern Ireland).  The parties do not intend this Exhibit E to supersede the terms of the Agreement, and in the absence of conflict the Agreement is presumed to control.  However, in the event of a direct conflict between the specific terms set forth in this Exhibit E and the Agreement or any other terms set forth in this Work Order, then solely with respect to those Services being performed in the United Kingdom, the terms of this Exhibit E will control.  Capitalized terms not defined herein shall have the meaning set forth in the Agreement.

1.In addition to Client’s obligations set forth in Article 3 of the Agreement, Client agrees it will [*].  If Client provides [*] to PAREXEL under this Work Order, Client further agrees that [*].

2.Except to the extent that PAREXEL is responsible under this Work Order for supplying Study Materials as part of the scope of Services, Client shall (a) [*] sufficient quantity of the Investigational Product drug, and (b) [*] a sufficient quantity of any marketed drug necessary to conduct the Study, as well as any other compounds, materials and information, which the Protocol specifies Client shall deliver or which Client deems necessary to conduct the Study.  All such Investigational Product, compounds, materials and other information are and shall remain the sole property of Client at all times.

3.To the extent applicable, [*]

•[*]

•[*]

•[*]

•[*]

•[*]

•[*]

•[*]

•[*]

4.Client will inform PAREXEL promptly of any decision to recall the Investigational Product that has been supplied to PAREXEL by or on behalf of Client for the conduct of a Study under this Agreement.  PAREXEL will reasonably assist Client in its investigation or implementation of a recall. PAREXEL will inform Client promptly of any issue relating to the Investigational Product that has been supplied by Client which might result in the need to consider a potential recall of the Investigational Product.

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

EXHIBIT F
BUDGET

Payments.  Payments for Services by GERON to PAREXEL under this Work Order shall be made in accordance with the budget hereto and the applicable provisions of the Agreement, including, without limitation, Section 6 thereof.  The Work Order Currency, as defined by Section 6.4 of the Agreement, shall be United States Dollars for this Work Order.”

Pass-Through Expenses.  As provided in Section 6.1 of the Agreement, the parties will include an estimated amount for Pass-Through Expenses in the budget [*]

Change in Scope Process.  As provided under Section 2.2 of the Agreement, PAREXEL will generate and maintain a Change in Scope Log (“CIS Log”) in accordance with the form attached as Attachment B to the Agreement, capturing the cost impact of changes to Key Specifications under this Work Order.  The parties will follow the CIS Log approval and Change Order preparation process as provided under Section 2.2 of the Agreement. The CIS Log monetary threshold at which a Change Order will be prepared for this Work Order is $[*].

Inflation. PAREXEL’s Service fees herein incorporate [*] inflationary adjustments to account for labor cost inflation during the estimated Project timeline. The budget will be amended for inflation [*].  In the event that the [*], Service fees may be [*] in accordance with the rate of inflation as specified by the Mercer Index for comparable services in the geographic region where such Services are provided, not to exceed [*] annually, except for [*], where the parties will [*], which will not exceed [*]. PAREXEL will notify Client in writing of any planned inflationary [*] due to a [*] at least [*] in advance of the application of [*] in rates and a description of the [*], unless such [*], in which case PAREXEL will provide notification as soon as reasonably practicable.

Use when CTSL is budgeted: Clinical Trial Supply & Logistics (CTSL). Pass-Through Expenses related to CTSL Services are estimates based on currently available project information and general assumptions (based on previous project experiences) and are subject to change, but shall not exceed the mutually agreed budget without a written amendment to this budget.

Client will be notified in writing of changes to estimated Pass-Through Expenses that are projected to have a material impact ([*]) on Pass-Through expenses as estimated at the proposal time.

Table 1 – Budget Grid begins on the next page.

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

Table 1 - Budget Grid Summary

[*]	[*]	[*]	Total Costs (USD)

{14 rows omitted}
[*]	[*]	[*]	33,145,124

Budget Grid - See file labeled: [*]

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

EXHIBIT G
PAYMENT TERMS

OPTION A ([*])

Service Fees. PAREXEL will invoice Client for Service fees as provided in the [*] below.  The payment schedule is developed in conjunction with the budget and estimated timelines; therefore, any modifications to the foregoing may result in a modification to the payment schedule.  The Advances paid by Client under the LOA, in the amount totaling $[*], shall be credited to [*] under this Work Order. PAREXEL will reconcile [*] vs [*].  The remaining amount to be invoiced under [*] will be [*]in accordance with the [*] set forth below.

{2 pages omitted}

[*]

Pass-Through Expenses (excluding Investigator Fees). PAREXEL will invoice Client each month for Pass-Through Expenses incurred. PAREXEL will invoice Pass-Through Expenses [*] following PAREXEL’s receipt of a third-party invoice for such Pass-Through Expenses [*] after the expense was incurred.  Upon execution of this Work Order, PAREXEL will invoice an advance payment of $[*] for Pass-Through Expenses. This advance payment will be reconciled against the final invoices for Pass-Through Expenses.

Investigator Fees. PAREXEL will invoice Client on a monthly for investigator fees incurred.  PAREXEL will invoice Investigator fees [*] following PAREXEL’s receipt of a third-party invoice for such Investigator grants, and [*] after the expense was incurred. To ensure PAREXEL has sufficient funds in hand to make investigator grant payments, [*], PAREXEL will invoice an advance payment of $[*] for investigator fees. This [*] will be reconciled against [*] for investigator grants.

Invoice Instructions. PAREXEL will email invoices to Client at [*]. CLIENT will pay PAREXEL’s invoices in accordance with the terms of the Agreement and will remit payments [as specified below]

Check Remittance Address:	For Wires/Electronic Funds Transfers (USD)
[*]	Bank Account Name: [*] Bank Account Number: [*] SWIF/BIC code: [*] Branch Name: [*] Branch Address: [*]

Client shall send the remittance advice information to the following email alias: [*]

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PAREXEL Project #[*]

Exhibit H

Details of Processing Activities

This Exhibit H includes certain details of the Processing of Subject Personal Data as required by Article 28(3) GDPR.

Nature and Purpose of Processing: PAREXEL will Process Subject Personal Data as necessary to perform the Services pursuant to the MSA and the applicable Work Order.

Subject Matter and Duration of Processing: The subject matter and duration of the Processing of the Subject Personal Data are set out in the MSA, the applicable Work Order and this Addendum.

Location(s) of Processing:

Categories of Data:  In providing Services to GERON, PAREXEL may Process one or more of the following categories of data Study Subject Personal Data:

A.Study Subject Personal Data:

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

[*]

B.Special categories of data:

[*]

[*]

[*]

Attachment A: Work Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ATTACHMENT B
FORM OF CHANGE IN SCOPE LOG

Change In Scope Client Signature Page

	Protocol No.	0
	Client Name	0
	PAREXEL Project No.	0
	Project Manager	0
	CIS No.

Item#	Date Requested and Requestor	CIS Task description	Service Fee (Contract Currency)	Investigator Fees	Pass Through Costs	Date Approved	Client Signature / Title

Attachment B: CIS Log

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

ATTACHMENT C
FORM OF CHANGE ORDER

Client Name:
Drug Name or Number:
Protocol Number:
PAREXEL Project Number:
Change Order Number:
Change Order Date:
PAREXEL Project Manager:

PAREXEL and Client signed a Work Order dated ______ [as amended].  The parties wish to amend said Work Order as applicable and hereby agree as follows:

1.	The items listed on Change Log #_______, attached as Attachment 1 to this Change Order, dated _______ shall be incorporated in said Work Order
2.	The total contract value changes as follows:

	Previous Contract Value	Change Order Value	New Contract Value
Service Fees
Estimated Investigator Fees
Estimated Pass-Through Expenses
3.	The Payment Schedule shall be replaced in its entirety by the following Payment Schedule: / The following terms shall be added to the Payment Schedule:

No term or condition other than the above shall be amended by this Change Order.

GERON Corporation	PAREXEL International (IRL) Limited
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Attachment C: Change Order

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.